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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) July 21, 2003
                                                         -------------

                    NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                    --------------------------------------
            (Exact name of registrant as specified in its charter)

            Delaware                     0-49952                 06-1504091
            --------                     ---------               ----------
(State or other jurisdiction of        (Commission             (IRS Employer
      incorporation)                   File Number)          Identification No.)

               12 E. Broad Street, Hazleton, Pennsylvania 18201
               ------------------------------------------------
                   (Address of principal executive offices)

                                 (570) 459-3700
                                 --------------
              (Registrant's telephone number, including area code)

                                Not Applicable
                                --------------
        (Former name or former address, if changed since last report.)


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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

     Exhibit 99.1   Press Release Dated July 21, 2003

ITEM 9.   REGULATION FD DISCLOSURE
          ------------------------

     On July 21, 2003, the Registrant issued a press release announcing the restatement of previously reported results of operations for the fiscal years ended September 30, 1998 through September 30, 2002, and for the quarters ending December 31, 2002 and March 31, 2003. The Registrant also announced early guidance on its expected earnings for the quarter ending June 30, 2003.

     This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).





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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 22, 2003             By:  /s/E. Lee Beard
                                      -------------------------------------
                                      E. Lee Beard
                                      President, Chief Executive Officer and
                                      chief financial officer